Commitments and Contingent Liabilities (Details) $ in Thousands	6 Months Ended
	Jun. 30, 2018 USD ($) Banks	Jun. 30, 2017 USD ($)
Commitments and Contingent Liabilities (Textual)
Lines of credit maximum borrowings	$ 3,000
Interest rate, description	These lines of credit are unsecured and available provided that the Company maintains a 30% ratio of total tangible shareholders' equity to total tangible assets and that the total credit use will be less than 70% of the Company and its subsidiaries' receivables. Interest rates across these credit lines varied from 0.2% to Prime (Israel Interbank Offered Rate) +0.7% (currant 2.3%) as of June 30, 2018.
Purchase commitments	$ 22,652
Maximum amount of royalties payment	$ 625
Royalties percentage	2.50%
Royalty expense	$ 312	$ 312
Number of banks | Banks	2
Actual Guaranteed rent	$ 379